BENHAM PRIME MONEY MARKET FUND
                       A Series of Benham Investment Trust
                       Supplement Dated December 15, 1995
                       to the Prospectus and Statement of
                   Additional Information Dated April 26, 1995


1. On June 1, 1995, Benham Management International ("BMI") merged into Twentieth Century Companies, Inc. ("TCC"). As a result of the merger, Benham Management Corporation ("BMC"), Benham Financial Services, Inc. ("BFS") and Benham Distributors, Inc. ("BDI"), the investment advisor, agent for transfer and administrative services, and distributor, respectively, for all of the Funds in The Benham Group, which had been subsidiaries of BMI, became subsidiaries of TCC. TCC, through other subsidiaries, also provides investment advisory and related services to the Twentieth Century family of funds.

     New Investment Advisory Agreements with BMC as a subsidiary of TCC were approved by the shareholders of each Fund at a meeting on May 31, 1995. A New Administrative Services and Transfer Agency Agreement with BFS as a subsidiary of TCC and a new Distribution Agreement with BDI as a subsidiary of TCC were approved by the Board of Directors\Trustees for each Fund at a meeting on April 3, 1995.

     The following individuals have been elected or appointed to the Board of Trustees of the Fund in addition to those listed in the current Prospectus:

     ALBERT A. EISENSTAT, independent trustee (1995). Mr. Eisenstat is an independent director of each of Commercial Metals Co. (1982), Sungard Data Systems (1991) and Business Objects S/A (1994). Previously, he served as vice president of corporate development and corporate secretary of Apple Computer and served on its Board of Directors (1985 to 1993).

     RONALD J. GILSON, independent trustee (1995). Mr. Gilson is the Charles J. Meyers Professor of Law and Business at Stanford Law School (1979) and the Mark and Eva Stern Professor of Law and Business at Columbia University School of Law (1992). He is counsel to Marron, Ried & Sheehy (a San Francisco law firm, 1984).

     *JAMES E. STOWERS III, trustee (1995). Mr. Stowers is the president and director of Twentieth Century Investors, Inc., TCI Portfolios, Inc., Twentieth Century World Investors, Inc., Twentieth Century Premium Reserves, Inc., Twentieth Century Capital Portfolios, Inc., Twentieth Century Institutional Portfolios, Inc., Twentieth Century Companies, Inc., Investors Research Corporation and Twentieth Century Services, Inc.

     Mr. Kataoka has resigned from the Board of Trustees for the Fund.

     *MR. STOWERS IS AN "INTERESTED PERSON" OF THE FUNDS, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, BY REASON OF HIS AFFILIATIONS WITH TCC AND ITS SUBSIDIARIES.


2. On pages 16 and 17 of the Prospectus, the discussion under the heading "SHARE PRICE" is replaced with the following:

     The price of your shares is the net asset value of the Fund next determined after receipt of your instruction to purchase, convert or redeem. Net asset value is determined by calculating the total value of a Fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. Net asset value ("NAV") is determined on each day that the New York Stock Exchange (the "Exchange") is open.

     Investments and requests to redeem shares will receive the share price next determined after receipt by Benham of the investment or redemption request. For example, investments and requests to redeem shares received by Benham before the close of business of the Exchange are effective on, and will receive the price determined on that day as of the close of the Exchange. Investment and redemption requests received thereafter are effective on, and receive the price determined as of the close of the Exchange on the next day the Exchange is open.

     Investments are considered received only when your check or wired funds are received by Benham. Wired funds are considered received on the day they are deposited in Benham's bank account if they are deposited before the close of business on the Exchange, usually 1 p.m. Pacific Time.

     Investment and transaction instructions received by Benham on any business day by mail at its office prior to the close of business of the Exchange, usually 1 p.m. Pacific Time, will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

     All other remaining references in the Prospectus and Statement of Additional Information to the net asset value being calculated at "12 p.m. Pacific Time for Benham Target Maturities Trust and 1 p.m. Pacific Time for all other Benham funds" are hereby changed to "the close of the Exchange, usually 12 p.m. Pacific Time for Benham Target Maturities Trust and 1 p.m. Pacific Time for all other Benham funds."


3. On page 20 of the Prospectus under the sub-heading "PROCESSING YOUR PURCHASE", the second and third sentences are replaced with the following:

     An investment received and accepted before the close of business of the Exchange, normally 1:00 p.m. Pacific Time, will be included in your account balance the same day. If the investment is received after the close of business of the Exchange, usually 1:00 p.m. Pacific Time, it will be credited to your account the following business day.


4. On page 20 of the Prospectus, the following sentence is to be inserted under the sub-heading "TELEPHONE TRANSACTIONS" after the last sentence of the first paragraph:

     ONCE YOUR TELEPHONE ORDER HAS BEEN PLACED, IT MAY NOT BE MODIFIED OR CANCELLED.


5. On page 20 of the Prospectus, the following sentence is to be inserted under the sub-heading "CONFIRMATION AND QUARTERLY STATEMENTS" after the second sentence:

     However, beginning September of 1996, Automatic Investment Services transactions will not be confirmed immediately but rather will be confirmed on your next consolidated quarterly statement.


6. On page 21 of the Prospectus, the following sentence replaces the last sentence of the first paragraph under "SHAREHOLDER SERVICES-EXCHANGE PRIVILEGE":

     An exchange request will be processed the same day if it is received before the funds' NAVs are calculated which is one hour prior to the close of the Exchange, usually 12 p.m. Pacific Time for Benham Target Maturities Trust; and at the close of the Exchange, usually 1 p.m. Pacific Time for all other Benham funds.


7. On page 22 of the Prospectus, the following replaces the last two sentences of the last paragraph under the sub-heading "OPEN ORDER SERVICE":

     All orders and cancellation of orders received by one hour prior to the close of the Exchange, usually 12 p.m. Pacific Time, will be considered to be effective the same day. All orders and cancellation of orders not received one hour prior to the close of the Exchange, usually 12 p.m. Pacific Time, will be considered effective the following business day.

                                  BENHAM PRIME
                               MONEY MARKET FUND


                      A Series of Benham Investment Trust

                          Prospectus * April 26, 1995


                    [picture of desktop with books, letters,
                             lamp, eyeglasses, pen]


                         [company logo]The Benham Group

[information in left margin of page]
--------------------
THE BENHAM GROUP
1665 Charleston Rd.
Mountain View
California 94043

Fund
Information
1-800-331-8331
1-415-965-4274

Investor
Services
1-800-321-8321
1-415-965-4222

TDD Service
1-800-624-6338
1-415-965-4764


Benham Group
Representatives
are available
by telephone
weekdays from
5 a.m. to 5 p.m.
Pacific Time.
----------------
BENHAM PRIME
MONEY MARKET FUND

A Series of Benham Investment Trust

Prospectus  *  April 26, 1995

BENHAM PRIME MONEY MARKET FUND (Fund) is a no-load, open-end mutual fund that seeks the highest level of current income consistent with preservation of capital. The Fund buys high-quality (first-tier), U.S. dollar-denominated money market instruments and other short-term obligations of banks, governments, and corporations.

An investment in the Fund is neither insured nor guaranteed by the U.S. government. There is no assurance that the Fund will be able to maintain a $1.00 share price.

Please read this prospectus carefully and retain it for future reference. It is designed to help you decide if the Fund's goals match your own. A Statement of Additional Information (also dated April 26, 1995) has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. For a free copy, call or write The Benham Group.

Mutual fund shares are not insured by the FDIC, the Federal Reserve Board, or any other agency.

AS WITH ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF FUND EXPENSES

The tables below illustrate the fees and expenses an investor in the Fund would incur directly or indirectly. The figures shown are based on historical expenses, adjusted to reflect the expense limitation agreement in effect as of April 26, 1995.

================================================================================
A. SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------

Sales load imposed on purchases ..................................  None
Sales load imposed on reinvested dividends .......................  None
Deferred sales load ..............................................  None
Redemption fee ...................................................  None
Exchange fee .....................................................  None


================================================================================
B. ANNUAL FUND OPERATING EXPENSES
As a Percentage of Average Daily Net Assets
--------------------------------------------------------------------------------

Investment Advisory Fee (net of expense limitation) ..............  .12%*
12b-1 Fee ........................................................  None
Other Expenses ...................................................  .38%
TOTAL FUND OPERATING EXPENSES (net of expense limitation) ........  .50%*

* Benham Management Corporation (BMC) has agreed under contract to limit the Fund's total operating expenses to .50% of its average daily net assets through May 31, 1998. The contract provides that BMC may recover amounts reimbursed to the Fund during the preceding 11 months if, and to the extent that, for any given month, Fund expenses were less than the expense limit in effect at that time. In addition to the contractual expense limit, BMC voluntarily reimbursed the Fund for all expenses through December 31, 1994. On January 1, 1995, the Fund began paying expenses equal to an additional .10% of average daily net assets and will continue to do so each subsequent month until the contractual expense limit is reached on May 1, 1995. Voluntary expense limitations are not eligible for recovery by BMC. After May 31, 1998, the contractual expense limitation will be subject to annual renewal in June. If the contractual and voluntary expense limitations were not in effect, the Fund's advisory fee, other expenses, and total operating expenses would have been .33%, .38%, and .71%, respectively.

The Fund pays an investment advisory fee to Benham Management Corporation (BMC) based on its pro rata share the average daily net assets of Benham Investment Trust. Other expenses include administrative and transfer agent fees paid to Benham Financial Services, Inc. (BFS).

================================================================================
C. EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------

The following table illustrates the expenses a shareholder would pay on a $1,000 investment in the Fund over periods of one, three, five, and ten years. These figures are based on the expenses shown in Table B and assume (i) a 5% annual return and (ii) full redemption at the end of each time period.

  ONE YEAR       THREE YEARS      FIVE YEARS       TEN YEARS

     $5              $16              $28             $63

We include this table to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly. This example should not be considered a representation of past or future expenses or performance; actual expenses may be greater or lesser than those shown, and the Fund may not realize the 5% hypothetical rate of return required by the SEC for this example. If a voluntary expense limitation agreement were in effect, the actual expenses paid on a $1,000 investment might be lower than the figures above.

FINANCIAL HIGHLIGHTS

The information presented on the following page has been audited by KPMG Peat Marwick LLP, independent certified public accountants. Their unqualified report on the financial statements and financial highlights is included in the Fund's Annual Report, which is part of the Statement of Additional Information.

================================================================================
BENHAM PRIME MONEY MARKET FUND
Years ended February 28 (except as noted)
--------------------------------------------------------------------------------

                                          1995         1994+
                                        ---------    --------
PER-SHARE DATA
--------------
NET ASSET VALUE (NAV) AT
BEGINNING OF PERIOD                        $1.00       1.00

Income from Investment Operations

Net Investment Income                      .0493      .0095

Less Distributions

Dividends From Net Investment Income      (.0493)    (.0095)

NAV at End of Period                       $1.00       1.00
                                           =====       ====

TOTAL RETURN*                               4.93%       .96
------------

SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of
Period (in thousands)                 $1,509,863     75,168

Ratio of Expenses to Average Daily
Net Assets                                   .04%         0

Ratio of Expenses to Average Daily
Net Assets before Reimbursement              .71%      1.49**

Ratio of Net Investment Income to
Average Daily Net Assets                    5.28%      3.35**

Ratio of Net Investment Income to
Average Daily Net Assets
before Reimbursement                        4.61%      1.86**


+ From November 17, 1993 (commencement of operations), through February 28,
  1994.

* Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.

**Annualized.

HOW THE FUND WORKS

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek the highest level of current income consistent with preservation of capital. As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective. This investment objective is fundamental and may not be changed without shareholder approval.

Unless otherwise noted, all other policies described in this Prospectus are not fundamental and may be changed by the board of trustees.

WHAT THE FUND BUYS

The Fund buys high-quality (first-tier), U.S. dollar-denominated money market instruments and other short-term obligations of banks, governments, and corporations. The table below provides a brief overview of the Fund's possible investments. Obligations referenced in the table are described in the section entitled About Money Market Instruments, which begins on page 9.


================================================================================
ISSUERS                             TYPES OF OBLIGATIONS
--------------------------------------------------------------------------------
Domestic and foreign finan-         Negotiable certificates of deposit, time
cial  institutions (e.g., banks,    deposits, bankers' acceptances, bank notes,
broker-dealers, insurance           and commercial paper
companies, leasing and
financing corporations)
--------------------------------------------------------------------------------
Domestic and foreign                Commercial paper and nonconvertible
nonfinancial corporations           short-term corporate debt obligations
                                    (including variable-amount master demand
                                    notes, fixed- and variable-rate notes and
                                    bonds, and taxable municipal obligations)
--------------------------------------------------------------------------------
U.S. government and its             U.S. Treasury bills, notes, bonds, and
agencies and instrumentalities      U.S. government agency obligations
                                    (including floating-rate agency securities)
--------------------------------------------------------------------------------
Foreign governments and their       Bills and notes
agencies and instrumentalities
--------------------------------------------------------------------------------
Supranational organizations         Discount notes and short-term bonds
(e.g., the World Bank)

QUALITY AND MATURITY CRITERIA

BMC follows regulatory guidelines on quality and maturity for the Fund's investments, which are designed to help maintain a stable $1.00 share price. In particular, the Fund:

(1) Buys only U.S. dollar-denominated obligations with remaining maturities of 13 months or less (and variable- and floating-rate obligations with demand features that effectively shorten their maturities to 13 months or less).

(2)  Maintains a dollar-weighted average portfolio maturity of 90 days or less.

(3) Restricts its investments to high-quality obligations determined by BMC, pursuant to guidelines established by the board of trustees, to present minimal credit risks.

To be considered high-quality, an obligation must be one of the following:

(1)  A U.S. government obligation.

(2) Rated (or issued by an issuer rated with respect to a class of short-term debt obligations) within the two highest rating categories (i.e., first-tier or second-tier) for short-term debt obligations by at least two rating agencies (or one if only one has rated the obligation).

(3) An unrated obligation judged by BMC, pursuant to guidelines established by the board of trustees, to be of comparable quality.

The acquisition of securities that are unrated or rated by only one rating agency must be approved or ratified by the board of trustees.

The Fund intends to buy only first-tier obligations.

-------------------
[information in right margin of page]
The Fund intends to buy only first-tier obligations.
-------------------

-------------------
[information in left margin of page]
Typically, 25% or more of the Fund's total assets are invested in obligations of issuers in the financial services industry.

As a money market fund seeking to maintain a $1.00 share price, the Fund is unlikely to generate as much income as a bond fund or income-oriented stock fund with less stringent quality or maturity policies.
-------------------

DIVERSIFICATION

In order to reduce investment risks, BMC is required by law to diversify the Fund's investment portfolio. As a general rule, BMC may not invest more than 5% of the Fund's total assets in securities issued by a single institution. In addition, the Fund must also limit its investments in securities subject to puts of a single institution.

This policy does not apply to U.S. government securities, in which the Fund may invest without limitation. See the Statement of Additional Information for a description of the two other exceptions to this policy.

INDUSTRY CONCENTRATION

Normally, 25% or more of the Fund's total assets are invested in obligations of issuers in the financial services industry. Because the Fund may invest substantially in this industry, the Fund's performance may be affected by changes in interest rates, exposure to loans, or new or revised government regulations.

For temporary defensive purposes, less than 25% of the Fund's total assets may be invested in obligations of issuers in the financial services industry. BMC will not invest more than 25% of the Fund's total assets in any other industry.

SUITABILITY

The Fund may be appropriate for investors who would like to (i) earn income at current money market rates while preserving their investment or (ii) use the Fund as part of a long-term, balanced investment portfolio consisting of money market instruments, bonds, and stocks.

Because the Fund emphasizes stability, it will not generate as much income as a bond fund or income-oriented stock fund. No single fund constitutes a balanced investment plan.

Changes in interest rates and the creditworthiness of an issuer or guarantor may affect the Fund's value. If the change in value of a money market instrument held by the Fund were large enough, the Fund's share price could deviate from $1.00.

RISKS OF INVESTING IN U.S. DOLLAR-DENOMINATED
FOREIGN SECURITIES

The Fund invests exclusively in U.S. dollar-denominated instruments, some of which may be issued by foreign entities as described in the table on page 11. Consequently, the Fund may be subject to risks different than those incurred by a fund that invests only in debt obligations of domestic issuers.

Documentation of ownership of foreign securities is occasionally held outside of the United States. Because of this factor, the Fund's foreign investments may be vulnerable to adverse political and economic developments in other countries, including seizure or nationalization of foreign deposits, the possibility that a foreign government will prevent U.S. dollar-denominated assets from being transferred out of a country, and government restrictions that affect the payment of principal and interest on foreign securities.

To limit the risks inherent in investing in securities of foreign issuers, BMC limits the Fund's investments in foreign securities to those that have been rated by a rating agency and determined by BMC (under the direction of the board of trustees) to present minimal credit risks. Regulatory limits specified in the section entitled "Quality and Maturity Criteria" apply equally to securities of foreign and domestic issuers.

ABOUT MONEY MARKET INSTRUMENTS

Corporations and governments address their short-term borrowing and cash-flow management needs in a highly liquid, worldwide financial market called the "money market." The following is a brief description of the types of money market instruments the Fund may buy.

CORPORATE OBLIGATIONS

COMMERCIAL PAPER is issued by large corporations to raise cash. The maximum maturity for commercial paper is 270 days, although most commercial paper is issued with maturities of 30-50 days. Commercial paper is offered at a discount with its full face value paid at maturity.

-------------------
[information in right margin of page]
The Fund may be subject to risks different than those incurred by a fund that invests only in debt obligations of domestic issuers.
-------------------

-------------------
[information in left margin of page]
Commercial paper is short-term debt issued by large corporations to raise cash.

The Fund may also buy loan participations, which represent interest in the cash flow generated by commercial loans.
-------------------

Although commercial paper rates generally track the value of Treasury bills, bankers' acceptances, and certificates of deposit, they are also influenced by
(i) the issuer's size and credit rating and (ii) the commercial paper maturity date.

Smaller or lower-rated corporations may tap the commercial paper market through ASSET-BACKED COMMERCIAL PAPER PROGRAMS. In a typical program, a special purpose corporation (SPC), created and/or serviced by a bank, uses the proceeds from an issuance of commercial paper to purchase receivables from one or more corporations (sellers). The sellers transfer their interest in the cash flow from the receivables to the SPC, and this cash is used to pay interest and repay principal on the commercial paper. Letters of credit may be available to cover the risk that the cash flow from the receivables will not be sufficient to cover the maturing commercial paper.

The Fund may purchase CORPORATE NOTES AND BONDS with remaining maturities of 13 months or less in the secondary market provided that each of these securities has characteristics consistent with regulatory requirements for money market funds.

The Fund may also buy LOAN PARTICIPATIONS, which represent interests in the cash flow generated by commercial loans. Loan participations are attractive because they typically offer higher yields than other money market instruments. However, along with these higher yields come certain risks, including the risk that the borrower will be unable to repay the loan. Generally, the lending bank does not guarantee payment, so the investor is directly exposed to risk of default by the borrower.

BANK OBLIGATIONS

NEGOTIABLE CERTIFICATES OF DEPOSIT (CDs) evidence a bank's obligation to repay money deposited with it for a specified period of time. The table below identifies the types of CDs the Fund may buy.

================================================================================
CD TYPE           ISSUER
--------------------------------------------------------------------------------

Domestic          Domestic offices of U.S. banks

Yankee            U.S. branches of foreign banks

Eurodollar        Issued in London by U.S., Canadian,
                  European, and Japanese banks

Schedule B        Canadian subsidiaries of non-Canadian
                  banks

Nassau            Recorded on the books of a Nassau
                  branch of a U.S. bank but transacted
                  domestically

Thrift            U.S. savings and loan associations and
                  savings banks

TIME DEPOSITS are nonnegotiable bank deposits maintained for up to seven days at a stated interest rate. These instruments may be withdrawn on demand, although early withdrawals may be subject to penalties.

BANKERS' ACCEPTANCES are used to finance foreign commercial trade. Issued by a bank with an importer's name on them, these instruments allow the importer to back up its own pledge to pay for imported goods with a bank's obligation to cover the transaction if the importer fails to do so.

BANK NOTES are senior unsecured promissory notes issued in the U.S. by domestic commercial banks.

The bank obligations the Fund may buy generally are not insured by the FDIC or any other insurer.

TAXABLE MUNICIPAL OBLIGATIONS are state and local obligations whose interest payments are subject to federal income tax because of the degree of non-government involvement in the transaction or because federal tax code limitations on the issuance of tax-exempt bonds that benefit private entities have been exceeded. Some typical examples of taxable municipal obligations include industrial revenue bonds and economic development bonds issued by state or local governments to aid private enterprise. The interest on a taxable municipal bond is often exempt from state taxation in the issuing state.

GOVERNMENT OBLIGATIONS

U.S. TREASURY SECURITIES differ from one another in their interest rates, maturities, and issuance and interest payment schedules. Treasury bills have initial maturities of one year or less; Treasury notes, two to ten years; and Treasury bonds, more than ten years.

A number of U.S. government agencies and government-sponsored organizations issue debt securities. These agencies generally are created by Congress to fulfill a specific need, such as providing credit for home buyers or farmers. Among these agencies are the Federal Home Loan Banks, the Federal Farm Credit System, the Student Loan Marketing Association, and the Resolution Funding Corporation.

Some obligations issued or guaranteed by U.S. government agencies or instrumentalities are supported by the full faith and credit of the U.S. government; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the U.S. government's discretionary authority to purchase certain obligations of the agency or instrumentality, and others are supported only by the credit of the issuing agency or instrumentality. Foreign government securities also enjoy varying degrees of government backing.

SUPRANATIONAL ORGANIZATIONS (generally, multilateral lending institutions, or MLIs) are created by governments to promote economic reconstruction and development. An MLI's creditworthiness is based not only on its own financial performance, but on the willingness and ability of member governments to support its lending activities.

While maintaining strict financial controls to ensure liquidity and strong creditworthiness, MLIs finance their operations in the same manner as any other financial institution, with a combination of short- and long-term debt obligations. Short-term debt is usually issued in the form of short-term discount notes and commercial paper.

VARIABLE- AND FLOATING-RATE INSTRUMENTS

Variable- and floating-rate instruments are issued by corporations, financial institutions, and government agencies and instrumentalities.

Floating-rate instruments have interest rates that change whenever there is a change in a designated base rate, whereas variable-rate instruments provide for specified periodic interest rate adjustments. The interest rate on variable- and floating-rate instruments is ordinarily determined by reference to (or is a percentage of) an objective standard, such as a bank's prime rate, the 90-day U.S. Treasury bill rate, or the London Interbank Offered Rate (LIBOR).

Although the Fund typically limits its investments to securities with remaining maturities of 13 months or less, it may invest in variable- and floating-rate instruments that have nominal maturities in excess of 13 months, provided that such instruments (i) have demand features consistent with regulatory requirements for money market funds, or (ii) are securities issued by the U.S. government or a U.S. government agency that meet certain regulatory requirements for money market funds.

-------------------
[information in left margin of page]
A portion of the Fund's assets may be invested in money market instruments that are subject to restrictions on resale.
-------------------

Variable-rate demand instruments include MASTER DEMAND NOTES. These obligations permit the Fund to invest amounts that may change daily without penalty under direct arrangements between the Fund and the issuer.

The issuer normally has a corresponding right, after a given period and on a specified number of days notice, to prepay the outstanding principal amount of the obligation plus accrued interest. Although there is no secondary market for master demand notes, these instruments are repayable on seven days' notice, by the borrower at par plus accrued interest.

Variable- and floating-rate demand instruments frequently are not rated. The Fund may invest in these unrated instruments if BMC determines, at the time of investment, that they are of a quality comparable to other obligations the Fund buys.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest a portion of its assets in money market instruments that are subject to restrictions on resale (restricted securities). Certain restricted securities ("Rule 144A securities" or "Section 4(2) commercial paper," for example) may be deemed liquid pursuant to guidelines established by the board of trustees. No more than 10% of the Fund's assets may be invested in illiquid securities.

OTHER INVESTMENT PRACTICES

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements, collateralized by U.S. government securities, with banks or broker-dealers that are deemed to present minimum credit risk. Credit risk determinations are made by BMC pursuant to guidelines established by the board of trustees. A repurchase agreement involves the purchase of a security and a simultaneous agreement to sell the security back to the seller at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes bankrupt.

WHEN-ISSUED SECURITIES AND FIRM-COMMITMENT AGREEMENTS

When-issued securities and firm-commitment agreements fix a security's price and yield for future payment and delivery. The market value of a security may change during this period, or a party to the agreement may fail to pay for the security. Either of these situations could affect the market value of the Fund's assets. The Fund will not commit more than 30% of its assets to these agreements.

SECURITIES LENDING

The Fund may lend its portfolio securities to banks and broker-dealers to earn additional income. This practice could result in a loss or a delay in recovering the Fund's securities. Loans are limited to 33-1/3% of the Fund's total assets. Securities loans are subject to guidelines prescribed by the board of trustees, which are set forth in the Statement of Additional Information.

BORROWING

The Fund may borrow money only for temporary or emergency purposes. Borrowings are not expected to exceed 5% of the Fund's total assets.

OTHER PORTFOLIO MANAGEMENT TECHNIQUES

BMC may buy other types of securities or employ other portfolio management techniques on behalf of the Fund, including reverse repurchase agreements. The Fund will set aside cash or appropriate liquid assets in a segregated account to cover its portfolio obligations when required to do so by SEC guidelines. See the Statement of Additional Information for a more detailed discussion of the Fund's investments and some of the risks associated with them.

-------------------
[information in right margin of page]
The Fund may lend portfolio securities to broker-dealers.
-------------------

-------------------
[information in left margin of page]
Performance data and a discussion of factors that affected performance during the Fund's most recent reporting period are included in the Fund's annual and semiannual reports to shareholders.
-------------------

PERFORMANCE

Mutual fund performance is commonly measured in terms of historical yield or total return and may be quoted in advertising and sales literature. Past performance is no guarantee of future results.

YIELD shows the rate of income the Fund earned on its investments over a seven-day period and is expressed as an annual percentage rate. The Fund's yield is calculated according to methods that are standardized for all money market funds. EFFECTIVE YIELD is calculated similarly, although this figure will be slightly higher than the Fund's yield because it assumes that income earned from the Fund's investments is reinvested.

TOTAL RETURN represents the Fund's change over a specified time period, assuming reinvestment of dividends and capital gains, if any. CUMULATIVE TOTAL RETURN illustrates the Fund's actual performance over a stated period of time. AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that illustrates the annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in the Fund's performance; they are not the same as year-by-year results.

Performance data and a discussion of factors that affected performance during the Fund's most recent reporting period are included in the Fund's annual and semiannual reports to shareholders. These reports are routinely delivered to the Fund's shareholders. For a free copy, call one of the Fund Information numbers on page 17.

SHARE PRICE

BMC normally calculates the Fund's purchase and sale price per share (net asset value, or NAV) at 1:00 p.m. Pacific Time each day the New York Stock Exchange is open for business. NAV is calculated by adding the value of the Fund's assets, deducting its liabilities, and then dividing the result by the number of shares outstanding.

Securities held by the Fund are valued at amortized cost. This method involves initially valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium paid at the time of purchase, rather than determining the security's market value from day to day.

HOW TO INVEST

To open an account, you must complete and sign an application. If an application is not enclosed with this Prospectus, you may request one by calling one of the Fund Information numbers listed below. If you prefer, we will fill out your application over the telephone and mail it to you for your signature. Separate forms are required to establish Benham-sponsored retirement plan accounts, as discussed on pages 28 and 29.

Your investment will be credited to your account at the next NAV calculated after The Benham Group or an authorized subtransfer agent receives and accepts your order. Payment of redemption proceeds may be delayed until we have your completed application on file and your investment matures (i.e., clears). See page 24 for details.

Benham Group Representatives are available at the telephone numbers listed below weekdays from 5:00 a.m. to 5:00 p.m. Pacific Time. For your protection, Benham records all telephone conversations with its telephone Representatives.

FUND INFORMATION: for information about any Benham fund or other investment product, call 1-800-331-8331 or 1-415-965-4274.

SHAREHOLDER RELATIONS: to open an account or make transactions in an existing account, call 1-800-321-8321 or 1-415-965-4222.

Benham shareholders may make transactions and obtain prices, yields, and total return information for all Benham funds with TeleServ, our 24-hour automated telephone information service. Dial 1-800-321-8321 and press 1.

-------------------
[information in right margin of page]
Shares may be purchased and redeemed without any charge, commission, redemption fee, 12b-1 fee, or contingent deferred sales load.

Overnight and special delivery mail (e.g., Federal Express, Express Mail, Priority Mail) should be sent to our street address: 1665 Charleston Rd. Mountain View, California 94043. Failure to do so may result in transaction delays.
-------------------

HOW TO BUY SHARES (Retirement plan accounts have different investment minimums. See pages 28 and 29).
================================================================================
METHOD             INSTRUCTIONS
--------------------------------------------------------------------------------
BY CHECK           Minimum initial investment: $1,000
                   Minimum additional investment: $100

                   MAKE YOUR INVESTMENT CHECK PAYABLE TO THE BENHAM GROUP. Mail the check with your completed application to:

                   The Benham Group
                   P.O. Box 7730
                   San Francisco, CA 94120-9853

                   For ADDITIONAL INVESTMENTS, enclose an investment slip preprinted with the account number to which your investment should be credited. If the payee information provided on the check does not agree with the information preprinted on the investment slip, we will follow the instructions preprinted on the slip.

                   If you do not have a preprinted investment slip, send your check with separate written instructions indicating the fund name and the account number. If the payee information provided on the check does not agree with the written instructions, we will follow the written instructions.

                   You may also invest your check in person at a Benham Investor Center. One is located at 1665 Charleston Road in Mountain View, California; the other is located at 2000 South Colorado Boulevard, Suite 1000, in
                   Denver, Colorado.

                   WE WILL NOT ACCEPT CASH INVESTMENTS OR THIRD-PARTY CHECKS. We will, however, accept properly endorsed second-party checks made payable to the investor(s) to whose account the investment is to be credited.

                   We will also accept checks drawn on foreign banks or foreign branches of domestic banks and checks that are not drawn in U.S. dollars (U.S. $100 minimum). The cost of collecting payment on such checks will be passed on to the investor. These costs may be substantial, and settlement may involve considerable delays.

                   Investors will be charged $5 for every investment check returned unpaid.

================================================================================
METHOD             INSTRUCTIONS
--------------------------------------------------------------------------------

BY BANK WIRE       Minimum initial investment: $25,000
                   Minimum additional investment: $100

                   If you wish to open an account by bank wire, please call our Shareholder Relations Department for more information and an account number. Bank wire investments should be addressed as follows:

                   State Street Bank and Trust Company
                   Boston, Massachusetts
                   ABA Routing Number 011000028
                   Beneficiary = Benham Investment Trust: Benham Prime Money
                      Market Fund
                   AC-0505 893 8
                   FBO [Your Name, Your Benham Fund Account Number]
--------------------------------------------------------------------------------
BY EXCHANGE        Minimum initial investment: $1,000
                   Minimum additional investment: $100

                   You may exchange your shares for shares of any other Benham fund registered for sale in your state if you have received and read the fund's prospectus. Exchanges may be made by
                   telephone (for identically registered accounts only), by
                   written request, or in person. Certain restrictions apply;
                   please see page 21 for details. You may open a new account by telephone exchange, provided that you meet the minimum
                   initial investment requirement.
--------------------------------------------------------------------------------
AUTOMATIC          Minimum: $25
INVESTMENT         These services are offered with respect to additional
SERVICES           investments only. See details on page 22.

PROCESSING YOUR PURCHASE

Shares will be purchased at the next NAV calculated after your investment is received and accepted by The Benham Group or an authorized subtransfer agent. Investments received and accepted before 1:00 p.m. Pacific Time will be included in your account balance the same day. After 1:00 p.m. Pacific Time, they will be credited the following business day. The Fund reserves the right to refuse any investment.

TELEPHONE TRANSACTIONS

Shareholders may order certain transactions (e.g., exchanges, wires, some types of redemptions) by telephone. This privilege is granted to Benham fund shareholders automatically; you need not specifically request this service, and you may not specifically decline it.

The Benham Group will not be liable for losses resulting from unauthorized or fraudulent instructions if it follows procedures designed to verify the caller's identity. BMC will request personal identification, record telephone calls, and send confirmation statements for every telephone transaction to the shareholder's record address. The Fund reserves the right to revise or terminate telephone transaction privileges at any time.

CONFIRMATION AND QUARTERLY STATEMENTS

All transactions are summarized on quarterly account statements. In addition, for every transaction that you request, a confirmation statement will be mailed to your record address. Please review these statements carefully. If you fail to notify us of an error within 30 days of the confirmation statement date, you will be deemed to have ratified the transaction.

SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

You may exchange your shares for shares of equivalent value in any other Benham fund registered for sale in your state. An exchange out of a variable-price fund may generate a taxable gain or loss. An exchange request will be processed the same day if it is received before the funds' NAVs are calculated (12:00 p.m. Pacific Time for Benham Target Maturities Trust, 1:00 p.m. Pacific Time for all other Benham funds).

The Benham Group discourages trading in response to short-term market fluctuations. Such activity may encumber BMC's ability to invest the funds' assets in accordance with their respective investment objectives and policies and may be disadvantageous to other shareholders. More than six exchanges per calendar year out of a variable-price fund may be deemed an abuse of the exchange privilege. For purposes of determining the number of exchanges made, accounts under common ownership or control will be aggregated.

Currently, there are no restrictions on exchanges out of the Fund. However, each Benham fund reserves the right to modify or revoke the exchange privilege of any shareholder or to limit or reject any exchange. Although each fund will attempt to give shareholders prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.

OPEN ORDER SERVICE

The Benham Group's Open Order Service allows you to designate a price at which to exchange between a Benham variable-price fund and a Benham money market fund. You must designate a purchase price equal to or lower, or a sale price equal to or higher, than the variable-price fund's NAV at the time you place your order. If the designated price is met within 90 calendar days, we will execute your exchange order automatically at that price (or better).

-------------------
[information in right margin of page]
The free exchange privilege is a convenient way to buy shares in other Benham funds when your investment goals change.

Benham Open Orders allow investors to utilize a "buy low, sell high" investment strategy.
-------------------

-------------------
[information in left margin of page]
Automatic Investment Services enable you to benefit from a dollar-cost averaging investment strategy.
-------------------

If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so that the distribution does not inadvertently trigger an Open Order transaction on your behalf. If you close or reregister the account from which shares are to be redeemed, your Open Order will be canceled. Because of their time-sensitive nature, Open Order instructions are accepted only by telephone or in person. These transactions are subject to the exchange limitations described in each fund's prospectus except that orders and cancellations received before 12:00 p.m. Pacific Time are effective the same day. After 12:00 p.m. Pacific Time, they are effective the following business day.

AUTOMATIC INVESTMENT SERVICES (AIS)

TREASURY DIRECT allows you to deposit interest and principal payments from Treasury securities directly into a Benham fund account.

PAYROLL DIRECT allows you to deposit any amount of your paycheck directly into a Benham fund account.

GOVERNMENT DIRECT allows you to deposit your entire U.S. government payment directly into a Benham fund account.

BANK DIRECT allows you to deposit a fixed amount from your bank account directly into a Benham fund account on the 1st and/or the 15th of each month (or the next business day).

DIRECTED DIVIDENDS allow you to invest all or part of your dividend earnings from one Benham fund account in one or more other Benham fund accounts. You may choose to receive a portion of your dividends in cash and to invest the remainder in another Benham fund account.

SYSTEMATIC EXCHANGES allow you to arrange for exchanges from one Benham fund account to another Benham fund account on the 1st and/or the 15th of each month (or the next business day).

For more information about any of these services, please call our Shareholder Relations Department at 1-800-321-8321 or 1-415-965-4222.

BROKER-DEALER TRANSACTIONS

The Benham Group charges no sales commissions, or loads, of any kind. However, investors may purchase and sell shares through registered broker-dealers, who may charge fees for their services.

The Benham Group will accept orders for the purchase of shares from authorized broker-dealers who agree in writing to pay in full for such shares in immediately available funds no later than 1:00 p.m. Pacific Time the following business day.

TDD SERVICE FOR THE HEARING IMPAIRED

TDD users may contact The Benham Group at 1-800-624-6338 or 1-415-965-4764. California residents may wish to contact us through the California Relay Service
(CRS) at 1-800-735-2929. Your transaction requests via CRS will be handled on a recorded line. The Benham Group cannot accept responsibility for instructions miscommunicated by CRS.

EMERGENCY SERVICES

The Benham Group has established an alternate operations site from which we can access customer accounts and the mainframe computers used by the Benham funds in the event of an emergency. Telephone lines and terminals are currently in place. If our regular service is interrupted, the following numbers will automatically connect you to this site.

From within the U.S., including Alaska and Hawaii, call 1-800-321-8321.

From all foreign countries, call collect, 1-303-759-9337 or 1-510-820-1409. The operator will request your Benham fund account number before accepting the call.

HOW TO REDEEM YOUR INVESTMENT

When you place an order to redeem shares, your shares will be redeemed at the next NAV calculated after The Benham Group or an authorized subtransfer agent has received and accepted your redemption request.
The Fund's NAV is normally calculated at 1:00 p.m. Pacific Time. See pages 16 and 17 for details.

Barring extraordinary circumstances prescribed by law, redemption proceeds are mailed within seven calendar days. However, The Benham Group reserves the right to withhold the proceeds until the investment has matured (i.e., your payment has cleared); see maturity periods below.

--------------------------------------------------------------------------------
                                       Drawn from a           Maturity Period
   Type of Investment                California Bank?       (in business days)
--------------------------------------------------------------------------------
   Checks, cashiers checks,
   and bank money orders                    Yes                   5 days
--------------------------------------------------------------------------------
   Same as above                            No                    8 days
--------------------------------------------------------------------------------
   U.S. Treasury checks,
   Traveler's checks,
   U.S. Postal money orders,
   Benham checks, bank wires,
   and AIS Deposits*                        N/A                   1 day

   * Does not include bank direct deposits, which take 8 business days to mature.
--------------------------------------------------------------------------------

If you hold shares in certificate form, redemption requests must be accompanied by properly endorsed certificates.

If you want to keep your account open, please maintain a balance of shares worth at least $1,000. If your account balance falls below $1,000 due to redemption, your account may be closed, but not without at least 30 days' notice and an opportunity to increase your account balance to the $1,000 minimum. Your shares will be redeemed at the NAV calculated on the day your account is closed. Proceeds will be mailed to the record address.

This policy applies to Benham's Individual Retirement Accounts (IRAs), excluding SEP-IRAs, except that shareholders will receive at least 120 days' written notice and an opportunity to increase their account balance before their accounts are closed. Investors wishing to open a Benham-sponsored retirement account should see pages 28 and 29 for details.

UNCASHED CHECKS. We may reinvest at the Fund's then-current NAV any distribution or redemption check that remains uncashed for six months. Until we receive instructions to the contrary, subsequent distributions will be reinvested in the original account. Uncashed redemption checks may be reinvested in an identically registered account.

HOW TO REDEEM SHARES (Retirement investors, see pages 28 and 29.)
================================================================================
METHOD             INSTRUCTIONS
--------------------------------------------------------------------------------
BY TELEPHONE       The Benham Group will accept telephone redemption requests for any amount if the proceeds are to be sent to your
                   predesignated bank account. Redemptions of $25,000 or less payable to the registered account owner(s) may also be
                   ordered by telephone. All other redemption requests must be made in writing.
--------------------------------------------------------------------------------
IN WRITING         Send a letter of instruction to:
                   The Benham Group
                   Shareholder Relations Department
                   1665 Charleston Road
                   Mountain View, California 94043

                   Your letter of instruction should specify:

                   * Your name
                   * Your account number
                   * The name of the Fund from which you wish to redeem shares
                   * The dollar amount or number of shares you wish to redeem

                   For your protection, written redemption requests must be accompanied by signature guarantees under the following circumstances:

                   * Redemption proceeds go to a party other than the registered account owner(s)
                   * Redemption proceeds go to an account other than your
                     predesignated bank account
                   * Redemption proceeds go to the registered account owner(s), but the amount exceeds $25,000
--------------------------------------------------------------------------------
IN WRITING         If you have instructed The Benham Group to require more
                   than one signature on written redemption requests, each of the required number of signers must have his or her signature guaranteed on written redemption requests. Signature guarantees may be provided by banks, savings and loan associations, savings banks, credit unions, stock brokerage

================================================================================
METHOD             INSTRUCTIONS
--------------------------------------------------------------------------------
IN WRITING         firms, or a Benham Investor Center. Shareholders must
(continued)        appear in person with identification to obtain a signature guarantee. Notary public certifications are not accepted in lieu of signature guarantees.

                   BFS may require written consent of all account owners prior to acting on the written instructions of any account owner.
--------------------------------------------------------------------------------
BY CHECK Investors automatically receive a free book of checks upon opening an account in the Fund. Checks may be drawn to the order of any payee in any amount of $100 or more. There is no charge for additional checks, and there are no per-check fees.

                   Each check must bear the number of signatures required to act on the account (as you specify on your account application). Check redemptions will be charged against your account as of the date the check is received by First Interstate Bank of California, the collecting bank.

                   The check-writing option may be terminated or modified by the board of trustees. Checks may not be used to close an account.
--------------------------------------------------------------------------------

BY BANK WIRE       If you included bank wire information on your account
                   application or made subsequent arrangements to accommodate bank wire redemptions, you may wire funds to your bank by
                   calling 1-800-321-8321 or 1-415-965-4222. The minimum amount for a bank wire redemption is $1,000. Allow at least two
                   business days for redemption proceeds to be credited to your bank account.
--------------------------------------------------------------------------------
BY EXCHANGE        See details on pages 19 and 21.
--------------------------------------------------------------------------------
AUTOMATIC          DIRECTED PAYMENTS. You may arrange for periodic redemp-
REDEMPTION         tions from your Benham fund account to your bank
SERVICES           account or to another designated payee.

                   SYSTEMATIC EXCHANGES. You may arrange for periodic exchange redemptions from one Benham fund account to another Benham fund account.

ABOUT BENHAM-SPONSORED RETIREMENT PLANS

Retirement plans offer investors a number of benefits, including the chance to reduce current taxable income and to take advantage of tax-deferred compounding. Retirement plan accounts require a special application; please let our Shareholder Relations Department know if you want to establish this type of account. We suggest that you consult your tax advisor before establishing a retirement plan account. The minimum account balance for all Benham Individual Retirement Accounts (IRAs), excluding SEP-IRAs, is $1,000. If your balance falls below the $1,000 per fund account (continued on next page)

================================================================================
PLAN TYPE         AVAILABLE TO              MAXIMUM ANNUAL CONTRIBUTION
                                            PER PARTICIPANT
--------------------------------------------------------------------------------
Contributory      An employed indi-         $2,000 or 100% of compensation
IRA               vidual under age 70 1/2.  (whichever is less).



--------------------------------------------------------------------------------

Spousal IRA       A nonworking spouse       $2,250 (can be split between
                  (under age 70 1/2) of a   Spousal and Contributory IRAs,
                  wage earner.              provided that no IRA receives
                                            more than a total of $2,000).
--------------------------------------------------------------------------------

Rollover IRA      An individual with a      None, as long as total amount is
                  distribution from an      eligible.*
                  employer's retirement
                  plan or a rollover IRA.
--------------------------------------------------------------------------------

SEP-IRA           A self-employed indi-     $22,500 or 15% of compensation
                  vidual or a business.     (whichever is less).*



--------------------------------------------------------------------------------

Money             Same as for SEP-IRA.      $30,000 or 25% of compensation
Purchase Plan                               (whichever is less). Annual
(Keogh)                                     contribution is mandatory.*
--------------------------------------------------------------------------------

Profit            Same as for SEP-IRA.      $22,500 or 15% of compensation
Sharing Plan                                (whichever is less). Annual
(Keogh)                                     contribution is optional.*
--------------------------------------------------------------------------------

* Self-employed individuals should consult IRS Publication 560 for their annual contribution limits.

(continued from previous page)
minimum, your account may be closed (see page 25 for details). This distribution may result in a taxable event and a possible penalty for early withdrawal. The minimum fund account balance for all other Benham-sponsored retirement plan accounts is $100. Benham charges no fees for its IRAs but does charge low maintenance fees for its Keoghs.

YOU MUST COMPLETE SPECIFIC FORMS TO TAKE DISTRIBUTIONS (I.E., REDEEM SHARES) FROM A BENHAM-SPONSORED RETIREMENT PLAN ACCOUNT. PLEASE CALL OUR SHAREHOLDER RELATIONS DEPARTMENT AT 1-800-321-8321 FOR ASSISTANCE.

================================================================================
DEADLINE  FOR
OPENING ACCOUNT                             CONTRIBUTION DEADLINES
--------------------------------------------------------------------------------

You may open an account anytime,            Annual contributions can be made
but the deadline for establishing           from January 1 through April 15 of
and funding an IRA for the prior            the following tax year up to the
tax year is April 15.                       year you turn age 70 1/2.
--------------------------------------------------------------------------------

Same as for Contributory IRA.               Same as for Contributory IRA.



--------------------------------------------------------------------------------

You may open a Rollover IRA                 Eligible rollover contributions must
account anytime.                            be made within 60 days of receiv-
                                            ing your distribution. There is no
                                            age limit on rollover contributions.
--------------------------------------------------------------------------------

You may open an account anytime,            Must be made by employer's tax
but the deadline for establishing and       filing deadline (including
funding an account for the prior tax        extensions).
year is the employer's tax deadline
(including extensions).
--------------------------------------------------------------------------------

The end of the employer's plan              Same as for SEP-IRA.
year, usually December 31.

--------------------------------------------------------------------------------

The end of the employer's plan              Same as for SEP-IRA.
year, usually December 31.

--------------------------------------------------------------------------------

For all Benham-sponsored retirement plans, you may begin taking distributions at age 59 1/2. You must begin to take required distributions by April 1 of the year after you turn age 70 1/2. You may take distributions from your IRA or SEP-IRA before you reach age 59 1/2; however, a penalty may apply.

-------------------
[information in left margin of page]
Each January, you will be informed of the tax status of dividends from the previous year.
-------------------

DISTRIBUTIONS AND TAXES

DIVIDENDS. Dividends are declared and credited (i.e., available for redemption) daily and distributed as of the last business day of the month.

DISTRIBUTION OPTIONS. You may choose to receive dividends in cash or to reinvest them in additional shares. (See "Directed Dividends" on page 22 for further information.) Please indicate your choice on your account application or contact our Shareholder Relations Department. See page 25 for a description of our policy regarding uncashed distribution checks.

TAXES. The Fund intends to qualify annually as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing all or substantially all of its net investment income and net realized capital gains to shareholders each year.

The Fund's dividends and capital gain distributions are subject to federal income tax and applicable state and local taxes whether they are received in cash or reinvested. Distributions are generally taxable in the year they are declared.

Dividends from net investment income (including net short-term capital gains, if any) are taxable as ordinary income. Distributions of any net capital gains (net long-term capital gains minus net short-term capital losses) designated by the Fund as capital gain dividends are taxable as long-term capital gains, regardless of how long you have held your shares. Distributions will not qualify for the dividends received deduction available to corporations.

If you are subject to IRS information reporting requirements, the Fund will send you a tax statement (Form 1099) by January 31 showing the tax status of distributions you received in the previous year and will file a copy with the IRS. Assuming the Fund is able to maintain its NAV at $1.00, you generally will not realize a taxable gain or loss when you redeem (sell) or exchange shares.

BACKUP WITHHOLDING. The Fund is required by federal law to withhold 31% of reportable dividends and capital gain dividends payable to shareholders who have not complied with IRS regulations. To avoid this withholding requirement, you must certify on your account application or on IRS Form W-9 that your social security or taxpayer identification number (TIN) is correct and that you are not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liabilities.

The Benham Group may refuse to sell shares to investors who have not complied with this requirement, either before or at the time of purchase. Until we receive your certified TIN, we may redeem your shares in the Fund at any time.

MANAGEMENT INFORMATION

ABOUT BENHAM INVESTMENT TRUST

Benham Investment Trust is a registered open-end management investment company that was organized as a Massachusetts business trust on June 16, 1993. Benham Prime Money Market Fund is currently the sole series of the Trust.

A board of trustees oversees the Fund's activities and is responsible for protecting shareholders' interests. The majority of the trustees are not otherwise affiliated with Benham. The Trust is neither required nor expected to hold annual meetings, although special meetings may be called for purposes such as electing or removing trustees or amending the Fund's advisory agreement or investment policies. Shareholders receive one vote for each share owned.

THE BENHAM GROUP

BMC is investment advisor to the funds in The Benham Group, which currently constitute $11 billion in assets. BMC, incorporated in California in 1971, is a wholly owned subsidiary of Benham Management International, Inc. (BMI), which is also a California corporation. BMI's primary business is to provide financial services to the general public.

-------------------
[information in right margin of page]
The Benham Group serves more than 350,000 investors.
-------------------

-------------------
[information in left margin of page]
Benham Management Corporation provides investment advice and portfolio management services to the Fund.
-------------------

Amy O'Donnell has primary responsibility for the Fund's day-to-day operation. She also manages Capital Preservation Fund, Capital Preservation Fund II, and Benham Government Agency Fund. Ms. O'Donnell joined BMC in 1987 and the Portfolio Department in 1988. She was promoted to her current position in 1992.

ADVISORY AND SERVICE FEES

For investment advice and portfolio management services, the Fund pays BMC a monthly investment advisory fee based on its pro rata share of the dollar amount derived from applying the Trust's average daily net assets to an investment advisory fee schedule. The investment advisory fee rate ranges from .50% to .19% of average daily net assets, dropping as Trust assets increase.

Because of the Fund's expense limitation agreement with BMC, the Fund paid BMC no investment advisory fees for the fiscal year ended February 28, 1995.

Benham Financial Services, Inc. (BFS), a wholly owned subsidiary of BMI, is the Trust's agent for transfer and administrative services. For administrative services, the Fund pays BFS a monthly fee equal to its pro rata share of the dollar amount derived from applying the average daily net assets of all of the funds in The Benham Group to an administrative fee schedule. The administrative fee rate ranges from .11% to .08% of average daily net assets, dropping as Benham Group assets increase. For transfer agent services, the Fund pays BFS a monthly fee for each shareholder account maintained and for each shareholder transaction executed during the month.

The Fund pays certain operating expenses directly, including, but not limited to, custodian, audit, and legal fees; fees of the independent trustees; costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, and reports to shareholders; insurance expenses; and costs of registering the Fund's shares for sale under federal and state securities laws. See the Statement of Additional Information for a more detailed discussion of independent trustee compensation.

EXPENSE LIMITATION ARRANGEMENTS

Contractual and voluntary expense limitation arrangements between the Fund and BMC are described on page 3.

The Fund's total operating expenses for the fiscal year ended February 28, 1995, were equal to .04% of average daily net assets or $.40 per $1,000 of average daily net assets. These expenses are net of BMC's expense limitation arrangements.

DISTRIBUTION OF SHARES

Benham Distributors, Inc. (BDI) and BMC distribute and market Benham products and services. BMC pays all expenses for promoting sales of and distributing the Fund's shares. The Fund does not pay commissions to, or receive compensation from, broker-dealers.

BDI is a wholly owned subsidiary of BMI.

-------------------
[information in right margin of page]
Benham Financial Services, Inc. provides administrative and transfer agent services to the Fund.
-------------------

INVESTMENT ADVISOR

BENHAM MANAGEMENT CORPORATION
1665 Charleston Road
Mountain View, California 94043

DISTRIBUTOR

BENHAM DISTRIBUTORS, INC.
1665 Charleston Road
Mountain View, California 94043

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, Massachusetts 02101

TRANSFER AGENT

BENHAM FINANCIAL SERVICES, INC.
1665 Charleston Road
Mountain View, California 94043

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

KPMG PEAT MARWICK LLP
3 Embarcadero Center
San Francisco, California 94111

LEGAL COUNSEL

DECHERT PRICE & RHOADS
1500 K Street, N.W.
Suite 500
Washington, DC 20005

TRUSTEES

James M. Benham
John T. Kataoka
Myron S. Scholes
Kenneth E. Scott
Ezra Solomon
Isaac Stein
Jeanne D. Wohlers

THE BENHAM GROUP OF INVESTMENT COMPANIES

Capital Preservation Fund
Capital Preservation Fund II
Benham Government Agency Fund
Benham Prime Money Market Fund
Benham Short-Term Treasury and Agency Fund
Benham Treasury Note Fund
Benham Long-Term Treasury and Agency Fund
Benham Adjustable Rate Government Securities Fund
Benham GNMA Income Fund
Benham Target Maturities Trust
Benham California Tax-Free and Municipal Funds*
Benham National Tax-Free Money Market Fund
Benham National Tax-Free Intermediate-Term Fund
Benham National Tax-Free Long-Term Fund
Benham Florida Municipal Money Market Fund**
Benham Florida Municipal Intermediate-Term Fund**
Benham Arizona Municipal Intermediate-Term Fund***
Benham Gold Equities Index Fund
Benham Income & Growth Fund
Benham Equity Growth Fund
Benham Utilities Income Fund
Benham Global Natural Resources Index Fund
Benham European Government Bond Fund
Benham Capital Manager Fund

* Available only to residents of California, Arizona, Colorado, Hawaii, Nevada, New Mexico, Oregon, Texas, Utah, and Washington.

** Available only to residents of Florida, California, Georgia, Illinois,
   Michigan, New Jersey, New York, and Pennsylvania.

***Available only to residents of Arizona, California, Colorado, Nevada, Oregon,
   Washington, and Texas.

                  CONTENTS

                  Summary of Fund Expenses ..............    3
                  Financial Highlights ..................    4
                  How the Fund Works ....................    6
                  Suitability ...........................    8
                  About Money Market Instruments ........    9
                  Other Investment Practices ............   14
                  Performance ...........................   16
                  Share Price ...........................   16
                  How to Invest .........................   17
                  Shareholder Services ..................   21
                     Exchange Privilege .................   21
                     Open Order Service .................   21
                     Automatic Investment Services ......   22
                     Broker-Dealer Transactions .........   23
                     TDD Service ........................   23
                     Emergency Services .................   23
                  How to Redeem Your Investment .........   24
                  About Benham-Sponsored Retirement Plans   28
                  Distributions and Taxes ...............   30
                  Management Information ................   31
                     About Benham Investment Trust ......   31
                     The Benham Group ...................   31
                     Advisory and Service Fees ..........   32
                     Expense Limitation Arrangements ....   33
                     Distribution of Shares .............   33

                         BENHAM PRIME MONEY MARKET FUND

                       A SERIES OF BENHAM INVESTMENT TRUST

                               THE BENHAM GROUP(R)
                              1665 Charleston Road
                         Mountain View, California 94043


             Shareholder Relations: 1-800-321-8321 or 1-415-965-4222
               Fund Information: 1-800-331-8331 or 1-415-965-4274


                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 26, 1995


This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus dated April 26, 1995. The Fund's Annual Report for the fiscal year ended February 28, 1995, is included in this Statement of Additional Information. To obtain a copy of the Prospectus, call or write The Benham Group.


                                TABLE OF CONTENTS


                                                               PAGE
                                                               ----
         Investment Policies and Techniques                      2
         Investment Restrictions                                 8
         Portfolio Transactions                                 10
         Valuation of Portfolio Securities                      10
         Performance                                            11
         Taxes                                                  13
         About Benham Investment Trust                          13
         Trustees and Officers                                  14
         Investment Advisory Services                           16
         Administrative and Transfer Agent Services             17
         Direct Fund Expenses                                   18
         Expense Limitation Agreements                          18
         Additional Purchase and Redemption Information         18
         Appendix                                               19
         Financial Statements                                   20

INVESTMENT POLICIES AND TECHNIQUES

The following paragraphs provide a more detailed discussion of the securities and investment practices identified in the Prospectus. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the Fund's board of trustees.

PORTFOLIO DIVERSIFICATION

In order to reduce investment risks, Benham Management Corporation (BMC), the Fund's investment advisor, is required by law to broadly diversify the Fund's investment portfolio. As a general rule, BMC may not invest more than 5% of the Fund's total assets in securities issued by, or subject to puts of, a single institution. However, there are three exceptions to this policy, as follows:

(1) The Fund may invest without limitation in U.S. government securities.

(2) The Fund may invest more than 5% of its total assets in the first-tier securities of a single issuer for up to three business days, provided that it does so with respect to just one issuer at a time.

(3) This diversification policy does not apply to unconditional puts if no more than 10% of the Fund's assets are invested in securities issued or guaranteed by the issuer of the unconditional put. (An unconditional put is a put or demand feature that can be readily exercised in the event of a default on the underlying obligation on no more than 30 days' notice.)

COMMERCIAL PAPER

Commercial paper (CP) is issued by utility, financial, and industrial companies and supranational organizations. Rating agencies assign ratings to CP issuers indicating the agencies' assessment of credit risk. Investment grade CP ratings assigned by four nationally recognized statistical rating organizations (NRSROs) are provided in the following table.

                  MOODY'S           STANDARD                       FITCH
                  INVESTORS         & POOR'S       DUFF &          INVESTORS
                  SERVICE, INC.     CORPORATION    PHELPS, INC.    SERVICE, INC.
                  -------------     -----------    ------------    -------------
"TOP" RATINGS     PRIME-1           A-1/A-1+       D-1-/D-1/D-1+   F-1/F-1+
                  Prime-2           A-2            D-2             F-2
                  Prime-3           A-3            D-3             F-3

If an obligation has been assigned different ratings by multiple rating agencies, at least two rating agencies must have assigned their highest rating in order for BMC to determine that the obligation is eligible for purchase by the Fund.

Some examples of CP and CP issuers are provided in the following paragraphs.

DOMESTIC CP is issued by U.S. industrial and finance companies, utility companies, "thrifts," and bank holding companies. FOREIGN CP is issued by non-U.S. industrial and finance companies and financial institutions. Domestic and foreign corporate issuers occasionally have the underlying support of a well-known, highly rated commercial bank or insurance company. Bank support is provided in the form of a letter of credit (LOC) or irrevocable revolving credit commitment (IRC). Insurance support is provided in the form of a surety bond.

BANK HOLDING COMPANY CP is issued by the holding companies of many well-known domestic banks, including Citicorp, J.P. Morgan & Company Incorporated, and First Interstate Bancorp. Bank holding company CP may be issued by the parent of a money center or regional bank.

THRIFT CP is issued by major federal or state-chartered savings and loan associations and savings banks.

SCHEDULE B BANK CP is short-term, U.S. dollar-denominated CP issued by Canadian subsidiaries of non-Canadian banks (Schedule B banks). Whether issued as commercial paper, a certificate of deposit, or a promissory note, each instrument issued by a Schedule B bank ranks equally with any other deposit obligation. Paper issued by Schedule B banks provides an investor with the comfort and reduced risk of a direct and unconditional parental guarantee. Schedule B instruments generally offer higher rates than the short-term instruments of the parent bank or holding company.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreements collateralized by U.S. government securities. BMC expects to seek approval by the board of trustees for a proposal to allow the Fund to engage in repurchase agreements collateralized by any security in which the Fund is authorized to invest.

In a repurchase agreement, or "repo," the Fund buys a security at one price and simultaneously agrees to RESELL it to the seller at AN AGREED UPON PRICE on a specified date (usually within seven days FROM THE DATE OF PURCHASE) or on demand. The repurchase price exceeds the purchase price by an amount reflecting an agreed-upon rate of return that is unrelated to the interest rate on the underlying security.

Repurchase agreements may involve risks not associated with direct investments in money market instruments. If the seller fails to complete the terms of an agreement, the Fund may experience delays in recovering its cash or incur costs in the disposal of securities it has purchased under the agreement. The Fund could also suffer a loss if the securities decline in value before they can be sold in the open market.

To minimize risks associated with repurchase agreements, the Fund

(1) Invests no more than 10% of its net assets in repurchase agreements of more than seven days' duration (although the underlying securities usually will have longer maturities),

(2)   Routinely takes delivery of securities subject to repurchase agreements,

(3) Transacts only with banks and broker-dealers whose stability and credit are acceptable to the Fund,

(4) Requires the seller to establish and maintain collateral equal to 102% of the agreed-upon resale price, provided, however, that the board of trustees may determine that a broker-dealer's credit standing is sufficient to allow collateral to fall as low as 101% of the agreed-upon resale price before the broker-dealer deposits additional securities with the Fund's custodian.

Under the Investment Company Act of 1940 (1940 Act), repurchase agreements are considered to be loans.

REVERSE REPURCHASE AGREEMENTS

In a reverse repurchase agreement, the Fund transfers possession of (sells) securities to another party, such as a bank or broker-dealer, for cash and agrees to later repay cash plus interest for the return (repurchase) of the same securities. To collateralize the transaction, the value of the securities transferred is slightly greater than the amount of cash the Fund receives in exchange for the securities.

If the purchaser reneged on the agreement and failed to return the securities, the Fund might suffer a loss. The Fund's loss could be even greater if the market value of the securities transferred increased in the meantime. To protect against these risks, the Fund will enter into reverse repurchase agreements only with parties whose creditworthiness is determined to be satisfactory by BMC. While a reverse repurchase agreement is outstanding, the Fund will maintain sufficient liquid assets in a segregated custodial account to cover its obligation under the agreement.

WHEN-ISSUED SECURITIES AND FIRM-COMMITMENTS

The Fund may engage in securities transactions on a when-issued or firm-commitment basis, in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 1 to 7 days later).

When purchasing securities on a when-issued or firm-commitment basis, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. While the Fund will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.

In purchasing securities on a when-issued or firm-commitment basis, the Fund will maintain until the settlement date a segregated account consisting of cash, cash equivalents, or high-quality liquid securities in an amount sufficient to meet the purchase price. When the time comes to pay for when-issued securities, the Fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Selling securities to meet when-issued or firm-commitment obligations may generate capital gains or losses.

The Fund may sell a security and at the same time make a commitment to purchase the same security at a future date and specified price. Conversely, the Fund may purchase a security and at the same time make a commitment to sell the same security at a future date and specified price. These types of transactions are executed simultaneously in what are known as "dollar-roll" or "cash-and-carry" transactions. For example, a broker-dealer may seek to purchase a particular security that the Fund owns. The Fund will sell that security to the broker-dealer and simultaneously enter into a firm-commitment agreement to buy it back at a future date. This type of transaction generates income for the Fund if the dealer is willing to execute the transaction at a favorable price in order to acquire a specific security.

There is a risk that the party with whom the Fund enters into a firm-commitment agreement will not uphold its commitment, which could cause the Fund to miss a favorable price or yield opportunity or to suffer a loss. To minimize this risk, BMC limits when-issued and firm-commitment transactions (including roll transactions) to 30% of the Fund's net assets. In addition, no more than 10% of the Fund's net assets may be committed to transactions in which the settlement date occurs more than 30 days after the trade date. The Fund will establish a segregated account as described above to meet all payment obligations arising as a result of these types of transactions.

INTEREST RATE RESETS ON VARIABLE- AND FLOATING-RATE INSTRUMENTS

The interest rate on variable- and floating-rate instruments is ordinarily determined by reference to (or is a percentage of) an objective standard. There are two types of indexes that provide the basis for interest rate adjustments--those based on market rates and those based on a calculated measure such as a cost-of-funds index. Commonly used indexes include the three-month Treasury bill rate, the Federal Funds effective rate (Fed Funds rate), the one-month or three-month London Interbank Offered Rate (LIBOR), or the prime rate, each of which is highly correlated with changes in market interest rates.

Three-month Treasury bill rates are calculated by the Federal Reserve Bank of New York based on weekly auction averages. The prime rate is the interest rate commercial banks charge to corporate borrowers.

LIBOR is the rate at which banks in London offer Eurodollars in trades between banks. LIBOR has become a key rate in the U.S. domestic money market because it is perceived to reflect the true global cost of money.

The Fed Funds rate is the overnight rate at which banks lend funds to each other, usually as unsecured loans from regional banks to money center banks. The Fed Funds rate is the average dollar-weighted rate of overnight funds. It is reported with a one-day lag (Monday's rate is reported Tuesday morning) and may be found in reports issued by various financial information services.

BMC may invest in instruments whose interest rate adjustments are based on new indexes as these indexes become available.

LOAN PARTICIPATIONS

The Fund may buy loan participations, which represent interests in the cash flow generated by commercial loans. Each loan participation requires three parties: a participant (investor), a lending bank, and a borrower. The investor purchases a share in a loan originated by a lending bank, and this participation entitles the investor to a percentage of the principal and interest payments made by the borrower.

Loan participations are attractive because they typically offer higher yields than other money market instruments. However, along with these higher yields come certain risks, not least of which is the risk that the borrower will be unable to repay the loan. Generally, since the lending bank does not guarantee payment, the investor is directly exposed to risk of default by the borrower. Secondly, the investor is not a direct creditor of the borrower. The participation represents an interest in assets owned by the lending bank. If the lending bank becomes insolvent, the investor could be considered an unsecured creditor of the bank instead of the holder of a participating interest in a loan. Because of these risks, BMC must carefully consider the creditworthiness of both the borrower and the lender.

Another concern is liquidity. Because there is no established secondary market for loan participations, the Fund's ability to sell them for cash is limited. Some participation agreements place limitations on the investor's right to resell the loan participation, even when a buyer can be found. To alleviate these liquidity concerns, the Fund generally limits its investments in loan participations to those with terms of 7 days or less, although it may invest in loan participations with terms of up to 30 days.

SECURITIES LENDING

BMC expects to seek approval from the board of trustees to engage in securities lending on behalf of the Fund. Such loans would be made with the intention of allowing the Fund to earn additional income. If a borrower fails financially, there may be delays in recovering loaned securities and a loss in the value of collateral. However, loans will only be made to parties that meet the following guidelines prescribed by the board of trustees.

(1) TYPE AND AMOUNT OF COLLATERAL. At the time a loan is made, the Fund must receive, from or on behalf of a borrower, collateral consisting of any combination of cash and full faith and credit U.S. government securities equal to not less than 102% of the market value of the securities loaned. Cash collateral received by a Fund in connection with loans of portfolio securities may be commingled by the Fund's custodian with other cash and marketable securities, provided that the loan agreement expressly allows such commingling.

(2) ADDITIONS TO COLLATERAL. Collateral must be marked to market daily, and the borrower must agree to add collateral to the extent necessary to maintain the 102% level specified in guideline (1) above. The borrower must deposit additional collateral no later than the business day following the business day on which a collateral deficiency occurs or collateral appears to be inadequate.

(3) TERMINATION OF LOAN. The Fund must have the option to terminate a loan and recover its securities (from the borrower) within the normal settlement period for the types of securities loaned.

(4) REASONABLE RETURN ON LOAN. The borrower must agree that the Fund (i) will receive all dividends, interest, or other distributions on loaned securities and (ii) will be paid a reasonable return on such loans either in the form of a loan fee or premium, or from the retention by the Fund of part or all of the earnings and profits realized from investment of cash collateral in full faith and credit U.S. government securities.

(5) LIMITATIONS ON PERCENTAGE OF FUND ASSETS ON LOAN. The Fund's loans may not exceed 33-1/3% of its total assets.

(6) CREDIT ANALYSIS. As part of the regular monitoring procedures it follows to evaluate banks and broker-dealers in connection with, for example, repurchase agreements and municipal securities credit issues, BMC will analyze and monitor the creditworthiness of all borrowers with whom portfolio lending arrangements are proposed or made.

ILLIQUID SECURITIES

Illiquid securities are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Pursuant to guidelines established by the board of trustees, BMC determines the liquidity of the Fund's investments, and through reports from BMC, the board monitors trading activity in illiquid securities.

In determining the liquidity of the Fund's investments, BMC may consider various factors including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the marketplace for trades.

In the absence of market quotations, illiquid securities are valued for purposes of monitoring amortized cost valuation at fair market value as determined in good faith by a committee appointed by the board of trustees. If through a change in values, net assets, or other circumstances, more than 10% of the Fund's net assets were invested in illiquid securities, BMC would take appropriate steps to protect the Fund's liquidity.

RESTRICTED SECURITIES

Restricted securities generally can be sold (i) in privately negotiated transactions, (ii) pursuant to an exemption from registration under the Securities Act of 1933, or (iii) in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time it decides to seek registration and the time it is permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Rule 144A under the Securities Act permits a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Investing in Rule 144A securities could increase the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

The Fund may also invest in CP issued in reliance on the "private placement" exemption from registration under Section 4(2) of the Securities Act (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. BMC may consider Section 4(2) paper that meets certain conditions to be liquid, pursuant to procedures approved by the board of trustees. Section 4(2) paper that is not determined to be liquid pursuant to these procedures will be included within the 10% limitation on illiquid securities. BMC monitors the liquidity of the Fund's investments in Section 4(2) paper on a continuing basis.

INVESTMENT RESTRICTIONS

The Fund's investment restrictions are set forth below. Except for those designated as operating policies, these restrictions are fundamental and may only be changed with approval of "a majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940. Unless otherwise indicated, percentage limitations included in the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the Fund's net assets will not be considered in determining whether the Fund has complied with these investment restrictions.

(1) With respect to 75% of its total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. As an operating policy, the Fund will not purchase a security (other than a security issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer, provided that the Fund may invest up to 25% of its total assets in the first-tier securities of a single issuer for up to three business days. In addition, as an operating policy, the Fund may not purchase the voting securities of any issuer.

(2) The Fund may not issue senior securities except as permitted under the Investment Company Act of 1940 and except to the extent that notes evidencing temporary borrowings or the purchase of securities on a when-issued or delayed-delivery basis might be deemed senior securities.

(3) As an operating policy, the Fund may not sell securities short unless it owns or has the right to obtain at no added cost securities equivalent in kind and amount to the securities sold short and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(4) As an operating policy, the Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts will not constitute purchasing securities on margin.

(5) The Fund may not borrow money, except that the Fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and
      (ii) engage in reverse repurchase agreements and forward commitment transactions for any purpose, provided that (i) and (ii) in combination do not exceed 33-1/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation. As an operating policy, the Fund may not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(6) The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter in the disposition of restricted securities within the meaning of the Securities Act of 1933.

(7) As an operating policy, the Fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 10% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

(8) The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of its total assets in the financial services industry.

(9) The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). As an operating policy, the Fund may not invest in securities of real estate investment trusts that are not readily marketable or invest in securities of real estate limited partnerships that are not listed on the New York Stock Exchange (NYSE) or the American Stock Exchange or traded on the NASDAQ National Market System.

(10) The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. As an operating policy, the Fund may not purchase or sell futures contracts or put or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities and does not apply to securities that incorporate features similar to options or futures contracts.

(11) The Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements. As an operating policy, the Fund may not lend assets other than securities to other parties.

(12) As an operating policy, the Fund may not (a) purchase securities of other investment companies except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies except as permitted pursuant to exemptive orders issued by the Securities and Exchange Commission. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

(13) As an operating policy, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

(14)  As an operating policy, the Fund may not purchase warrants.

(15) As an operating policy, the Fund may not invest in oil, gas, or other mineral exploration or development programs or leases.

(16) As an operating policy, the Fund may not purchase the securities of any issuer if those officers and trustees of the Trust and those officers and directors of BMC who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.

PORTFOLIO TRANSACTIONS

The Fund's assets are invested by BMC in a manner consistent with the Fund's investment objective, policies, and restrictions and with any instructions the board of trustees may issue from time to time. Within this framework, BMC is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Fund.

In placing orders for the purchase and sale of portfolio securities, BMC will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the board of trustees may issue from time to time. BMC will select broker-dealers to execute portfolio transactions on behalf of the Fund solely on the basis of best price and execution.

Money market securities generally are traded in the over-the-counter market through broker-dealers. A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. BMC transacts in round lots ($1 million to $10 million or more) on behalf of the Fund whenever possible. Because commissions are not charged for money market transactions, the Fund's transaction costs consist solely of custodian charges and dealer mark-ups. The Fund may hold its portfolio securities to maturity or may sell or swap them for other securities, depending upon the level and slope of, and anticipated changes in, the yield curve.

VALUATION OF PORTFOLIO SECURITIES

The Fund's net asset value per share (NAV) is determined by Benham Financial Services, Inc. (BFS) at 1:00 p.m. Pacific Time each day the New York Stock Exchange (NYSE) is open for business. The NYSE has designated the following holiday closings for 1995: New Year's Day (observed), Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although BFS expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time.

BMC typically completes its trading on behalf of the Fund in various markets before the NYSE closes for the day. Securities held by the Fund are valued at amortized cost. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium paid at the time of purchase. Although this method provides certainty in valuation, it generally disregards the effect of fluctuating interest rates on an instrument's market value. Consequently, the instrument's amortized cost value may be higher or lower than its market value, and this discrepancy may be reflected in the Fund's yield. During periods of declining interest rates, for example, the daily yield on Fund shares computed as described above may be higher than that of a fund with identical investments priced at market value. The converse would apply in a period of rising interest rates.

The amortized cost valuation method is permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940. Under the Rule, a fund holding itself out as a money market fund must adhere to certain quality and maturity criteria, which are described in the Prospectus.

The trustees have established procedures designed to stabilize the Fund's NAV at $1.00 per share, to the extent reasonably possible. These procedures require the Trust's chief financial officer to notify the trustees immediately if, at any time, the Fund's weighted average maturity exceeds 90 days, or its NAV, as determined by using available market quotations, deviates from its amortized cost per share by .25% or more. If such deviation exceeds .40%, a meeting of the board of trustees' audit committee will be called to consider what actions, if any, should be taken. If such deviation exceeds .50%, the Trust's chief financial officer is instructed to adjust daily dividend distributions immediately to the extent necessary to reduce the deviation to .50% or lower and to call a meeting of the board of trustees to consider further action.

Actions the board may consider under these circumstances include (i) selling portfolio securities prior to maturity, (ii) withholding dividends or distributions from capital, (iii) authorizing a one-time dividend adjustment,
(iv) discounting share purchases and initiating redemptions in kind, or (v) valuing portfolio securities at market value for purposes of calculating NAV. Actions which BMC may consider in the event that a negative deviation exceeds
 .50% include (i) waiving current or past investment advisory or transfer agent fees and (ii) contributing capital sufficient to raise the Fund's market-based net asset value per share to $0.995 or higher.

PERFORMANCE

The Fund's yields and total returns may be quoted in advertising and sales literature. Yields and total returns will vary, and past performance should not be considered an indication of future results.

Yield quotations are based on the change in the value of a hypothetical investment (excluding realized gains and losses from the sale of securities and unrealized appreciation and depreciation of securities) over a seven-day period (base period) and stated as a percentage of the investment at the start of the base period (base-period return). The base-period return is then annualized by multiplying it by 365/7 with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculations of effective yield begin with the same base-period return used to calculate yield, but the return is then annualized to reflect weekly compounding according to the following formula:
                                                         365/7
              Effective Yield = [(Base-Period Return + 1)     ] - 1

For the seven-day period ended February 28, 1995, the Fund's yield was 6.02%, and its effective yield was 6.20%.

Total returns quoted in advertising and sales literature reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions (if any) and any change in the Fund's NAV during the period.

Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund during a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative return of 100% over 10 years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.

Average annual total returns for periods of less than one year are calculated by determining the Fund's total return for the period, extending that return for a full year (assuming that performance remains constant throughout the year), and quoting the result as an annual return. Because the Fund's return may not remain constant over the course of a year, these performance figures should be viewed as strictly hypothetical.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as percentages or as dollar amounts and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Performance information may be quoted numerically or in a table, graph, or similar illustration.

The Fund's performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that, unlike Benham funds, are sold with a sales charge or deferred sales charge. Sources of economic data that may be considered in making such comparisons may include, but are not limited to, U.S. Treasury bill, note, and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon GNMAs (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source: Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipal securities (source:
Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London a.m./p.m. fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; mutual fund rankings published in major nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms.

The Fund's shares are sold without a sales charge (or "load"). No-load funds offer an advantage to investors when compared to load funds with comparable investment objectives and strategies. For example, if you invest $10,000 in a no-load fund, 100% of your investment is used to buy shares. If you invest $10,000 in a fund with a 5.5% load, only $9,450 ($10,000 minus $550) is used to buy shares. Over time, this difference can have a significant effect on total return. Assuming a compounded annual growth rate of 10% for both investments, the no-load fund investment would be worth $25,937 after 10 years, whereas the load fund investment would be worth only $24,511.

The Benham Group has distinguished itself as an innovative provider of low-cost, true no-load mutual funds. Among other innovations, The Benham Group established the first no-load fund investing primarily in zero-coupon U.S. Treasury securities, the first no-load double tax-free California short-term bond fund, the first no-load adjustable rate government securities fund, and the first no-load utilities fund designed to pay monthly dividends.

BMC may obtain Fund ratings from one or more nationally recognized statistical rating organizations (rating agencies) and may publish these ratings in advertisements and sales literature.

TAXES

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. To qualify as a regulated investment company and avoid being subject to federal and California taxes at the Fund level, the Fund must distribute within each calendar year as well as each fiscal year substantially all of its net investment income and net realized capital gains (if any) to shareholders. In addition to federal income taxes, shareholders may be subject to state and local taxes on their distributions from the Fund.

The information above is only a summary of some of the tax considerations generally affecting the Fund and its shareholders; no attempt has been made to discuss individual tax consequences. An investor considering an investment in the Fund should consult with his or her tax advisors to determine whether the Fund is a suitable investment.

ABOUT BENHAM INVESTMENT TRUST

Benham Investment Trust (BIT) was organized as a Massachusetts business trust on June 16, 1993. Currently Benham Prime Money Market Fund is the only series of the Trust, although the trustees are authorized to create additional series at their discretion.

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in series (funds). Shares issued are fully paid and nonassessable and have no preemptive, conversion, or similar rights.

If additional series were created by the board of trustees, each series would vote separately on matters affecting that series exclusively. Voting rights are not cumulative, so that investors holding more than 50% of the Trust's (i.e., all series') outstanding shares would be able to elect a board of trustees. The election of trustees would be determined by the votes received from all Trust shareholders without regard to whether a majority of shares of any one series voted in favor of a particular nominee or all nominees as a group.

Currently, the Declaration of Trust provides that each shareholder is entitled to one vote for each share held. However, BMC intends to propose that the board of trustees exercise its authority to amend certain provisions of the Declaration of Trust so that shareholder voting rights are based on the dollar value of shares held rather than the number of shares held. BMC believes that this so-called "dollar-based" voting will provide a more equitable distribution of voting rights than the one share/one vote policy currently in effect if series that do not seek to maintain a stable $1.00 NAV are added to the Trust.

Each shareholder of the existing series has rights proportionate to his or her share ownership interest in the series as to dividends and distributions declared by the series and to the net assets of such series upon its liquidation or dissolution.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses of any shareholder held personally liable for obligations of the Trust. The Declaration of Trust provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity, bonding, and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees, and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss as a result of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust is unable to meet its obligations.

CUSTODIAN BANK: State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02101, is custodian of the Trust's assets. Services provided by the custodian bank include (i) settling portfolio purchases and sales, (ii) reporting failed trades, (iii) identifying and collecting portfolio income, and (iv) providing safekeeping of securities. The custodian takes no part in determining the Fund's investment policies or in determining which securities are sold or purchased by the Fund.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS: KPMG Peat Marwick LLP, 3 Embarcadero Center, San Francisco, California 91111, serves as the Trust's independent certified public accountant and provides services that include audit of annual financial statements and preparation of annual federal income tax returns filed on behalf of the Fund.

TRUSTEES AND OFFICERS

The Trust's activities are overseen by a board of trustees, including five independent trustees. The individuals listed below whose names are marked by an asterisk (*) are "interested persons" of the Trust (as defined in the Investment Company Act of 1940) by virtue of, among other considerations, their affiliation with either the Trust; the Trust's investment advisor, BMC; the Trust's agent for transfer and administrative services, BFS; the Trust's distribution agent, Benham Distributors, Inc. (BDI); the parent corporation, Benham Management International, Inc. (BMI); or other funds advised by BMC. Each trustee listed below serves as a trustee or director of other funds in The Benham Group. Unless otherwise noted, dates in parentheses indicate the dates the trustee or officer began his or her service in a particular capacity. The trustees' and officers' address is 1665 Charleston Road, Mountain View, California 94043.

*JAMES M. BENHAM, chairman of the board of trustees (1993). Mr. Benham is also chairman of the boards of BFS (1985), BMC (1971), BMI (1982), and BDI (1988); president of BMC (1971), BMI (1982), and BDI (1988); and a member of the board of governors of the Investment Company Institute (1988) and the Mutual Fund Education Alliance (formerly the No-Load Mutual Fund Association, 1974). Mr. Benham has been in the securities business since 1963, and he frequently comments through the media on economic conditions, investment strategies, and the securities markets.

*JOHN T. KATAOKA, trustee, president, and chief executive officer (1993). Mr. Kataoka is also a director and president of BFS (1985); director and executive vice president of BMC and BMI (1984); and executive vice president and chief operating officer of BDI (1988).

MYRON S. SCHOLES, independent trustee (1993). Mr. Scholes is a principal of Long-Term Capital Management (1993). He is also Frank E. Buck Professor of Finance at the Stanford Graduate School of Business (1983) and a director of Dimensional Fund Advisors (1982) and the Smith Breeden Family of Funds (1992). From August 1991 to June 1993, Mr. Scholes was a managing director of Salomon Brothers Inc. (securities brokerage).

KENNETH E. SCOTT, independent trustee (1993). Mr. Scott is Ralph M. Parsons Professor of Law and Business at Stanford Law School (1972) and a director of RCM Capital Funds, Inc. (June 1994).

EZRA SOLOMON, independent trustee (1993). Mr. Solomon is Dean Witter Professor of Finance Emeritus at the Stanford Graduate School of Business, where he served as Dean Witter Professor of Finance from 1965 to 1990, and a director of Encyclopedia Britannica.

ISAAC STEIN, independent trustee (1993). Mr. Stein is former chairman of the board (1990 to 1992) and chief executive officer (1991 to 1992) of Esprit de Corp. (clothing manufacturer). He is a member of the board of Raychem Corporation (electrical equipment, 1993), president of Waverley Associates, Inc. (private investment firm, 1983), and a director of ALZA Corporation (pharmaceuticals, 1987). He is also a trustee of Stanford University (1994) and chairman of Stanford Health Services (hospital, 1994).

JEANNE D. WOHLERS, independent director/trustee (1993). Ms. Wohlers is a private investor and an independent director and partner of Windy Hill Productions, LP. Previously, she served as vice president and chief financial officer of Sybase, Inc. (software company, 1988 to 1992).

*BRUCE R. FITZPATRICK, vice president, chief financial officer, and treasurer
(1993).

*DOUGLAS A. PAUL, secretary (1993), vice president (1993), and general counsel
(1993).

*ANN N. MCCOID, controller (1993).

The table on the next page summarizes the compensation that the trustees of Benham Investment Trust received from the Fund for the Fund's fiscal year ended February 28, 1995, as well as the compensation received for serving as a director or trustee of all other Benham funds.


                                  TRUSTEE COMPENSATION FOR THE FISCAL YEAR ENDED
                                                 FEBRUARY 28, 1995

----------------------------------------------------------------------------------------------------------------
      NAME OF                AGGREGATE             PENSION OR               ESTIMATED                 TOTAL
      TRUSTEE              COMPENSATION        RETIREMENT BENEFITS       ANNUAL BENEFITS          COMPENSATION
                             FROM FUND         ACCRUED AS PART OF        UPON RETIREMENT          FROM FUND AND
                                                  FUND EXPENSES                                   FUND COMPLEX*
                                                                                                PAID TO TRUSTEES
----------------------------------------------------------------------------------------------------------------
James M. Benham               $0                 Not Applicable          Not Applicable              $0
----------------------------------------------------------------------------------------------------------------
John T. Kataoka               $0                 Not Applicable          Not Applicable              $0
----------------------------------------------------------------------------------------------------------------
Myron S. Scholes              $5,196             Not Applicable          Not Applicable              $57,750
----------------------------------------------------------------------------------------------------------------
Kenneth E. Scott              $5,301             Not Applicable          Not Applicable              $63,500
----------------------------------------------------------------------------------------------------------------
Ezra Solomon                  $5,836             Not Applicable          Not Applicable              $67,250
----------------------------------------------------------------------------------------------------------------
Isaac Stein                   $5,111             Not Applicable          Not Applicable              $61,500
----------------------------------------------------------------------------------------------------------------
Jeanne D. Wohlers             $5,577             Not Applicable          Not Applicable              $65,000
----------------------------------------------------------------------------------------------------------------
* The Benham Group fund complex currently consists of 41 investment companies.

As of March 31, 1995, the Fund's trustees and officers, as a group, owned less than 1% of the Fund's total shares outstanding.

INVESTMENT ADVISORY SERVICES

The Fund has an investment advisory agreement with BMC dated November 10, 1993, that was approved by BMC as sole shareholder on November 10, 1993.

BMC is a California corporation and a wholly owned subsidiary of BMI. BMI is a California corporation owned by James M. Benham, the BMI Employee Stock Bonus Plan, and a group of private investors. As owner of 100% of BMI's voting stock, Mr. Benham controls both BMI and BMC. BMC has been a registered investment advisor since 1971 and is investment advisor to other funds in The Benham Group.

James M. Benham and John T. Kataoka are directors and officers of BMC. Messrs. Benham and Kataoka also serve as trustees, and Mr. Kataoka serves as president, of the Trust.

The Fund's agreement with BMC continues from year to year provided that it is approved at least annually by vote of a majority of the Fund's outstanding shares or by vote of a majority of the Trust's trustees, including a majority of those trustees who are neither parties to the agreement nor interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

The investment advisory agreement is terminable on 60 days' written notice, either by the Fund or by BMC, to the other party and terminates automatically in the event of its assignment.

The investment advisory agreement stipulates that BMC will provide the Fund with investment advice and portfolio management services in accordance with the Fund's investment objective, policies, and restrictions. The agreement also provides that BMC will determine what securities will be purchased and sold by the Fund and assist the Trust's officers in carrying out decisions made by the board of trustees.

Under the investment advisory agreement, the Fund pays BMC a monthly investment advisory fee equal to its pro rata share of the dollar amount derived from applying the Trust's average daily net assets to the following investment advisory fee schedule:

    .50% of the first $100 million
    .45% of the next $100 million
    .40% of the next $100 million
    .35% of the next $100 million
    .30% of the next $100 million
    .25% of the next $1 billion
    .24% of the next $1 billion
    .23% of the next $1 billion
    .22% of the next $1 billion
    .21% of the next $1 billion
    .20% of the next $1 billion
    .19% of average daily net assets over $6.5 billion

Due to the expense limitation agreements described on page 18, the Fund paid no investment advisory fees to BMC for the fiscal year ended February 28, 1995, and for the period from November 17, 1993 (commencement of operations), through February 28, 1994.

ADMINISTRATIVE AND TRANSFER AGENT SERVICES

BFS, a wholly owned subsidiary of BMI, is the Trust's agent for transfer and administrative services. For administrative services, the Fund pays BFS a monthly fee equal to its pro rata share of the dollar amount derived from applying the average daily net assets of all of the funds in The Benham Group to the following administrative fee schedule:

GROUP ASSETS                        ADMINISTRATIVE FEE RATE

up to $4.5 billion                          .11%
up to $6.0 billion                          .10
up to $9.0 billion                          .09
over $9.0 billion                           .08

For transfer agent services, the Fund pays BFS a monthly fee of $1.3958 for each shareholder account maintained and $1.35 for each shareholder transaction executed during the month.

Due to the expense limitation agreements described below, the Fund paid no transfer agent or administrative fees to BFS for the fiscal year ended February 28, 1995, and for the period from November 17, 1993 (commencement of operations), through February 28, 1994.

DIRECT FUND EXPENSES

The Fund pays certain operating expenses that are not assumed by BMC or BFS. These include fees and expenses of the independent trustees; custodian, audit, tax preparation, and pricing fees; fees of outside counsel and counsel employed directly by the Trust; costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, confirmations, and reports to shareholders; fees for registering the Fund's shares under federal and state securities laws; brokerage fees and commissions (if any); trade association dues; costs of fidelity and liability insurance policies covering the Fund; costs for incoming WATS lines maintained to receive and handle shareholder inquiries; and organizational costs.

EXPENSE LIMITATION AGREEMENTS

CONTRACTUAL EXPENSE REIMBURSEMENT AGREEMENT. Under an Expense Reimbursement Agreement between the Fund and BMC, BMC is obligated to limit the Fund's expenses to .50% of average daily net assets through May 31, 1998. After May 31, 1998, the expense limit will be subject to annual renewal in June.

The Expense Reimbursement Agreement provides that BMC may recover amounts (representing expenses in excess of the contractual limit) reimbursed to the Fund during the preceding 11 months if, and to the extent that, for any given month, the Fund's expenses were less than the lower of the contractual or voluntary expense limitation in effect at that time.

VOLUNTARY EXPENSE REIMBURSEMENT AGREEMENT. As a supplement to the contractual Expense Reimbursement Agreement, BMC voluntarily reimbursed the Fund for all expenses through December 31, 1994. On January 1, 1995, the Fund began paying expenses equal to an additional .10% of average daily net assets and will continue to do so each subsequent month until the contractual expense limit is reached on May 1, 1995. Voluntary expense limitations are not eligible for recovery by BMC.

For the fiscal year ended February 28, 1995, and for the period November 17, 1993 (commencement of operations), through February 28, 1994, BMC reimbursed the Fund for $5,451,506 and $164,816 of the Fund's expenses, respectively.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Fund's shares are continuously offered at net asset value. Share certificates are issued (without charge) only when requested in writing. Certificates are not issued for fractional shares. Dividend and voting rights are not affected by the issuance of certificates.

The Benham Group may reject or limit the amount of an investment to prevent any one shareholder or affiliated group from controlling the Trust or its series; to avoid jeopardizing a series' tax status; or whenever, in management's opinion, such rejection or limitation is in the Trust's or a series' best interest. As of March 31, 1995, to the knowledge of the Fund, no shareholder was the record holder or beneficial owner of 5% or more of the Fund's total shares outstanding.

The Benham Group charges neither fees nor commissions on the purchase and sale of Benham fund shares. BFS may, however, charge fees for special services requested by a shareholder or necessitated by acts or omissions of a shareholder. For example, BFS may charge a fee for processing dishonored investment checks or stop-payment requests. BFS charges $10 per hour for account research. This charge will be assessed, for example, when a shareholder request requires more than one hour of research on historical account records. The fees charged are based on the estimated costs of performing shareholder-requested services and are not intended to increase income to BFS.

When it is in the best interest of the Fund and its shareholders (for example, to deter abusive market timing transactions), the Fund may honor redemption requests in kind, normally by delivering portfolio securities in lieu of cash. Securities delivered as redemptions in kind will be valued by the same method used to value securities in determining the Fund's NAV. Shareholders who receive securities may realize a capital gain or loss for tax purposes, incur costs in handling or disposing of the securities, or encounter other inconveniences.

Share purchases and redemptions are governed by California law.

APPENDIX

BMC has been continuously registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940 since December 14, 1971. The Trust has filed a registration statement under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the shares offered. These registrations do not imply approval or supervision of the Trust or BMC by the Securities and Exchange Commission.

For further information, please refer to the registration statement and exhibits on file with the Securities and Exchange Commission in Washington, D.C. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.